UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

DHC ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

535 Silicon Drive, Suite 100 Southlake, Texas	76092
(Address of principal executive offices)	(Zip Code)

(214) 452-2300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	DHCAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	DHCA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share of at an exercise price of $11.50	DHCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement.

In connection with the extraordinary general meeting of shareholders (the “Extension Meeting”) of DHC Acquisition Corp, a Cayman Islands exempted company (the “Company”), to extend the date by which the Company has to consummate a business combination (the “Articles Extension”) from March 4, 2023 to December 4, 2023, the Company and DHC Sponsor, LLC (the “Sponsor”), have entered into one or more non-redemption agreements (the “Non-Redemption Agreements”), with several unaffiliated third parties, pursuant to which such third parties agreed not to redeem (or to validly rescind any redemption requests on) an aggregate of 400,000 previously-held Class A ordinary shares of the Company (“Non-Redeemed Shares”) in connection with the Articles Extension. In exchange for the foregoing commitments not to redeem such previously-held Class A ordinary shares, the Sponsor agreed to transfer an aggregate of 150,000 Class B ordinary shares of the Company held by the Sponsor to such third parties immediately following consummation of an initial business combination if such third parties continued to hold such Non-Redeemed Shares through the Extension Meeting. The Non-Redemption Agreements will increase the amount of funds that remain in the Company’s trust account following the Extension Meeting. The Company and the Sponsor may enter into additional, similar non-redemption agreements in connection with the Extension Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreements filed herein as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Non-Redemption Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2023	DHC ACQUISITION CORP

	By:	/s/ Christopher Gaertner
	Name:	Christopher Gaertner
	Title:	Co-Chief Executive Officer and Chief Financial Officer